                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-36978, 333-94831, 333-93939, 333-93937, 333-87355, 333-65933 and 333-18047
of Twinlab Corporation each on Form S-8 of our report dated March 21, 2002 appearing in this Annual Report on Form 10-K of Twinlab Corporation for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Jericho, New York
March 29, 2002